UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2011

MADISON SQUARE GARDEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Two Penn Plaza,
New York, NY		10121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 7, 2011, the Board of Directors of Madison Square Garden, Inc. (the “Company”) approved a change in the Company’s fiscal year-end from December 31 to June 30, effective June 30, 2011. The Company plans to report its financial results for the six month transition period of January 1, 2011 through June 30, 2011 on an Annual Report on Form 10-K/T and to thereafter file reports for each twelve month period ended June 30 of each year beginning with the twelve month period ended June 30, 2012. Prior to filing the transition report, the Company will file its annual report on Form 10-K for the fiscal year ended December 31, 2010 and its quarterly report on Form 10-Q for the quarter ending March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN, INC. (Registrant)

By:	/S/ ROBERT M. POLLICHINO
Name:	Robert M. Pollichino
Title:	Executive Vice President and Chief Financial Officer

Dated: February 8, 2011

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